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                                                                    EXHIBIT 10.6

                              AMENDED AND RESTATED
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                         AHM RES II LIMITED PARTNERSHIP


     This Amended and Restated Certificate of Limited Partnership is being filed pursuant to Section 50-73.12 of the Virginia Revised Uniform Limited Partnership Act (the "Act") by the sole general partner of AHM Res II Limited Partnership (the "Limited Partnership").

1.   Name. The name of the Limited Partnership is as follows:

               AHM Res II Limited Partnership

2. Date of Initial Certificate. The date of filing of the initial Certificate of Limited Partnership (the "Initial Certificate") was:

               April 23, 2002

3.   Restatements. The information below is restated from the Initial
Certificate:

     (a) Records. The following address is the post office address of the office at which the records required to be maintained by Section 50-73.8 of the Act are kept:

               10 South Third Street
               Richmond, Virginia 23219

          Such address is located in the City of Richmond, Virginia.

     (b) Registered Agent and Office. The registered agent of the Limited Partnership is Martin B. Richards, Esquire, who is a resident of Virginia and a member of the Virginia State Bar. The post office address of the registered agent is c/o McGuireWoods LLP, One James Center, 901 East Cary Street, Richmond, Virginia 23219. Such address is located in the City of Richmond, Virginia.

     (c) General Partner. The name of the sole general partner of the Limited Partnership is AHM Res II GP, Inc., a Virginia corporation. The post office address of the general partner is as follows:

               10 South Third Street
               Richmond, Virginia 23219

     (d) Latest Date of Dissolution. The latest date upon which the Limited Partnership is to be dissolved and its affairs wound up is December 31, 2102, or on such earlier date as may be required by law or by the Limited Partnership Agreement that governs the Limited Partnership.

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4.   Amendments. The Limited Partnership is and shall be bound by the following:

     I. General Definitions. As used herein, the following terms shall have the meanings indicated below:

     "Act" shall mean the Virginia Revised Uniform Limited Partnership Act, as it may be amended or replaced from time to time. References to a specific provision of the Act shall be deemed to refer to any successor provision.

     "Affiliate" means, with respect to any specified Person (a) any Person directly or indirectly controlling, controlled by or under common control with such specified Person, (b) any Person owning or controlling 10% or more of the outstanding voting interests of such specified Person, (c) any Person of which such specified Person owns or controls 10% or more of the voting interests, or
(d) any officer, director, general partner, manager or trustee of such specified Person or any Person referred to in clauses (a), (b), and (c) immediately above. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such specified Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Loan Documents" means the Loan Agreement dated as of March 22, 1996 between the Marriott Residence Inn II Limited Partnership, as borrower, and Nomura Asset Capital Corporation, as lender, the promissory note evidencing the indebtedness thereunder, the deed of trust and other security documents securing such indebtedness, and all other documents and instruments executed in connection with the foregoing, as the same may be amended or assigned from time to time.

     "Partner" means any general or limited partner of the Limited Partnership.

     "Person" means a natural person, partnership (whether general or limited), trust, estate, association, corporation, limited liability company, unincorporated organization, custodian, nominee or any other individual or entity in its own or any representative capacity.

     "Properties" shall mean the 22 hotels listed below in another section, consisting of improved real property and related personal property, the full legal description of which is set forth in the Loan Documents.

     II. Purpose. The permitted purpose of the Limited Partnership shall be to engage in any of the following activities:

          (a)  leasing, operating and managing the Properties;

          (b) executing and delivering agreements and instruments from time to time for the purpose set forth in clause (a) immediately above; and

          (c) exercising all powers that are enumerated in the Act and are necessary or convenient for the accomplishment of the foregoing.

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     III. Affirmative Covenants. Notwithstanding anything to the contrary contained herein, and for so long as any indebtedness is outstanding under the Loan Documents, the Limited Partnership, and each Partner, hereby agrees that the Limited Partnership shall:

          (a) maintain its books and records and bank accounts separate from any other Person (except that, for accounting and reporting purposes, the Limited Partnership may be included in the consolidated financial statements of an equity owner of the Limited Partnership in accordance with generally accepted accounting principles);

          (b) maintain an arm's length relationship with Affiliates and any other party furnishing services to it;

          (c) maintain its books, records, resolutions and agreements as official records;

          (d) conduct is business in its own name and through its own authorized officers and agents;

          (e) prepare and maintain its financial statements, accounting records and other documents separate from those of any other Person (except for inclusion in consolidated financial statements of an equity owner, as described in clause (a) immediately above);

          (f)  pay its own liabilities out of its own funds and other assets;

          (g) observe all formalities necessary to maintain its identity as an entity separate and distinct from all of its Affiliates;

          (h) participate in the fair and reasonable allocation, and pay its share, of any and all overhead expenses and other common expenses for facilities, goods or services provided to multiple entities;

          (i) use its own stationery, invoices and checks (except when acting in a representative capacity, in which event such capacity shall be disclosed);

          (j) hold and identify itself as a separate and distinct entity under its own name and not as a division or part of any other Person (except for inclusion in consolidated financial statements of an equity owner, as described in clause (a) immediately above);

          (k)  hold its assets in its own name; and

          (l)  maintain adequate capital for the conduct of its business.

     IV. Negative Covenants. Notwithstanding anything to the contrary contained herein, and for so long as any indebtedness is outstanding under the Loan Documents, the Limited Partnership, and each Partner, hereby agrees that the Limited Partnership shall not:

          (a) seek or consent to any dissolution, winding up, liquidation, consolidation, merger or sale of all or substantially all of its assets;

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          (b)  fail to correct any known misunderstanding regarding its separate identity;

          (c)  commingle its funds or other assets with those of any other
Person;

          (d) assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person;

          (e) acquire obligations or securities of its Partners (other than any note of a Partner held by the Limited Partnership to provide adequate capital for operation of its business);

          (f) pledge any of its assets for the benefit of any other Person (except as disclosed in accordance with the Loan Documents);

          (g)  make any loans to any other Person;

          (h) identify its Partners or any of its Affiliates as a division or part of it (except for inclusion in consolidated financial statements of an equity owner);

          (i) engage (either as transferor or transferee) in any material transaction with any Affiliate other than for fair value and on terms similar to those obtainable in arms-length transactions with unaffiliated parties, or engage in any transaction with any Affiliate involving any intent to hinder, delay or defraud any entity;

          (j) engage in any business activity or operate for any purpose other than as stated above; or

          (k) without the consent of its General Partner (as granted in accordance with its organizational documents, including any requirements thereof with respect to approval by independent directors), file a bankruptcy or insolvency petition or otherwise institute bankruptcy proceedings.

     V. Additional Requirements for Partners. So long as any indebtedness is outstanding under the Loan Documents, each Partner which is an entity shall:

          (a) observe all customary formalities necessary to maintain its identity as an entity separate and distinct from the Limited Partnership and all of its other Affiliates;

          (b) hold itself out as a separate and distinct entity from the Limited Partnership and not identify the Limited Partnership as a division of the Partner; and

          (c) not take any action that would cause a violation of the Loan Documents.

     VI. Limited Partnership Agreement. The Limited Partnership Agreement of the Limited Partnership, as amended or restated from time to time, may contain additional covenants and provisions relating to the Loan Documents and/or the Properties, which shall be binding on the Limited Partnership. In the event of any conflict between this Amended and Restated Certificate of Limited Partnership and such Limited Partnership Agreement, this Amended and Restated Certificate of Limited Partnership shall take precedence.

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     VII. List of Properties. The Properties as of the date hereof consist of the following Residence Inn(R) By Marriott(R) hotels:

Akron, Ohio                                   Jacksonville, Florida
120 Montrose West Avenue                      8365 Dix Ellis Trail
Akron, OH 44321                               Jacksonville, FL 32256

Arcadia, California                           Kalamazoo, Michigan
321 East Huntington Drive                     1500 East Kilgore
Arcadia, CA 91006                             Kalamazoo, MI 49001

Birmingham, Alabama                           Las Vegas, Nevada
3 Greenhill Parkway at U.S. Hwy. 280          3225 Paradise Road
Birmingham, AL 35242                          Las Vegas, NV 89109

Boca Raton, Florida                           Lubbock, Texas
525 N.W. 77/th/ Street                        2551 South Loop 289
Boca Raton, FL 33487                          Lubbock, TX 79423

Boston/Danvers, Massachusetts                 Memphis, Tennessee
51 Newbury Street- U.S. Route 1               6141 Old Poplar Pike
Danvers, MA 01923                             Memphis, TN 38119

Charlotte, North Carolina                     Pensacola, Florida
8503 N. Tryon Street                          7230 Plantation Road
Charlotte, NC 28262                           Pensacola, FL 32504

Chicago/Deerfield, Illinois                   Philadelphia/Berwyn, Pennsylvania
530 Lake Cook Road                            600 West Swedesford Road
Deerfield, IL 60015                           Berwyn, PA 19312

Clearwater/St. Petersburg, Florida            Placentia, California
5050 Ulmerton Road                            700 West Kimberly Ave.
Clearwater, FL 33760                          Placentia, CA 92870

Columbia, South Carolina                      Santa Fe, New Mexico
150 Stoneridge Drive                          1698 Galisteo Street
Columbia, SC 29210                            Santa Fe, NM 87505

Greensboro, North Carolina                    Spartanburg, South Carolina
2000 Veasley Street                           9011 Fairforest Road
Greensboro, NC 27407                          Spartanburg, SC 29301

Irvine, California
10 Morgan Street
Irvine, CA 92618

Jackson, Mississippi
881 East River Place
Jackson, MS 39202

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     IN WITNESS WHEREOF, the sole general partner of the Limited Partnership has executed this Amended and Restated Certificate of Limited Partnership on the date of filing, as set forth below:



Date of Filing:          August 29, 2002



General Partner:         AHM Res II GP, Inc.



                         By: /s/ J. Philip Hart
                             ---------------------------
                                 J. Philip Hart
                                 Vice President

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